1 1 Fiscal 2021 Second Quarter Results J o h n L . Wa l s h President and CEO, UGI Corporation R o g e r P e r r e a u l t Executive Vice President Global LPG, UGI Corporation President and CEO, UGI Corporation (effective June 26, 2021) Te d J . J a s t r z e b s k i Chief Financial Officer, UGI Corporation R o b e r t F. B e a r d Executive Vice President Natural Gas, UGI Corporation 1

2 2 About This Presentation This press release contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended). Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions (including increasingly uncertain weather patterns due to climate change) and the seasonal nature of our business; cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil as well as the availability of LPG cylinders; increased customer conservation measures; the impact of pending and future legal or regulatory proceedings, inquiries or investigations, liability for uninsured claims and for claims in excess of insurance coverage; domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and the withdrawal of the United Kingdom from the European Union, and foreign currency exchange rate fluctuations (particularly the euro); the timing of development of Marcellus and Utica Shale gas production; the availability, timing and success of our acquisitions, commercial initiatives and investments to grow our business; our ability to successfully integrate acquired businesses and achieve anticipated synergies; the interruption, disruption, failure, malfunction, or breach of our information technology systems, including due to cyber-attack; the inability to complete pending or future energy infrastructure projects; our ability to achieve the operational benefits and cost efficiencies expected from the completion of pending and future transformation initiatives including the impact of customer disruptions resulting in potential customer loss due to the transformation activities; uncertainties related to the global pandemics, including the duration and/or impact of the COVID-19 pandemic; and the extent to which we are able to utilize certain tax benefits currently available under the CARES Act and similar tax legislation and whether such benefits will remain available in the future.

3 3 Second Quarter Recap John L. Walsh President and CEO, UGI

Second Quarter Highlights

UGI CORPORATION

Adjusted Diluted EPS[1]


28%
$1.56
$1.99
Q2 FY20
Q2 FY21

- Record Q2 **GAAP diluted EPS of $2.33** (vs. Q2 FY20 GAAP diluted EPS of $1.07) and **Adjusted diluted EPS[1] of $1.99** in Q2 FY21 (vs. Q2 FY20 Adjusted diluted EPS of $1.56)
- Strong results across the entire business, with each business unit delivering **increased EBIT vs. prior year**
  - Warmer than normal but colder than prior-year weather in all of UGI's service territories
  - Higher average LPG unit margin due to strong margin management, effective operating expense management, and increase in base rates at UGI Utilities
- Range of attractive and affordable investment **opportunities in Renewable Solutions**, with a particular focus on RNG, bio-LPG and renewable DME
- **Third Annual ESG report** to be issued later this month

Reportable Segments EBIT[2]

($ in Millions)


20%
$527
$630
Q2 FY20
Q2 FY21

1. Adjusted EPS is a non-GAAP measure. See Slide 6 for reconciliation.
2. Reportable segments earnings before interest expense and income taxes represents an aggregate of our segment level EBIT as determined in accordance with GAAP.

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5 5 Second Quarter Financial Review Ted J. Jastrzebski Chief Financial Officer, UGI

6 6 Second Quarter Adjusted Diluted Earnings per Share Q2 FY21 Q2 FY20 AmeriGas Propane $0.71 $0.58 UGI International 0.47 0.36 Midstream & Marketing 0.31 0.24 UGI Utilities 0.47 0.39 Corporate & Other (a) 0.37 (0.50) Earnings per share – diluted 2.33 1.07 Net (gains) losses on commodity derivative instruments not associated with current-period transactions (0.25) 0.43 Unrealized gains on foreign currency derivative instruments (0.05) (0.01) Business transformation expenses 0.07 0.07 Impact of change in Italian tax law (0.11) - Total adjustments (a) (0.34) 0.49 Adjusted earnings per share – diluted $1.99 $1.56 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources.

7 7 Liquidity Update • Cash Flow from Operating Activities of $646M in 6-months ended March 31, 2021, compared to $562M in prior-year period • $120M (143%) increase in free cash flow1 in the 6-months ended March 31, 2021, compared to the prior-year period • Strong balance sheet position - $1.6 billion in available liquidity2 as of March 31, 2021 • On May 4, 2021, UGI amended the existing UGI Corporation Senior Credit Facility • Extended maturity of the $300M existing term loan due August 2022 to May 2025 • Included a new 4-year $300M term loan commitment; Proceeds may be used to finance a portion of the Mountaineer Acquisition and for general corporate purposes • On May 5, 2021, UGI’s Board of Directors declared a quarterly dividend of $0.345 per share • Marks the 137th consecutive year of dividend payments and the 34th consecutive year of annual dividend increases $1.2 $1.6 $1.5 $1.5 $1.6 Mar-20 Jun-20 Sep-20 Dec-20 Mar-21 Available Liquidity Liquidity ($ in Billions) 1. Free Cash Flow is a non-GAAP measure and is defined as Cash Flow from Operating Activities – Capital Expenditures – Dividends paid. Please see Appendix for reconciliation. 2. Defined as Cash, cash equivalents and available borrowing capacity.

8 8 $1.99 $1.56 $0.13 $0.11 $0.07 $0.08 $0.04 Q2 FY20 AmeriGas UGI International Midstream & Marketing UGI Utilities Corporate & Other Q2 FY21 0.58 0.71 0.36 0.47 0.24 0.310.39 0.47 Q2 FY20 Q2 FY21 Second Quarter Results Recap UGI Utilities Midstream & Marketing UGI International AmeriGas Adjusted Diluted EPS1 – Segment Split 1. Adjusted diluted EPS is a non-GAAP measure. See Slide 6 for reconciliation. 2. Includes ($0.01) Corporate & Other. 3. Includes $0.03 Corporate & Other. $1.562 $1.993 Q2 FY21 GAAP diluted EPS of $2.33 compared to GAAP diluted EPS of $1.07 in Q2 FY20. 8.4% Colder 11.7% Colder than prior year 13.3% Colder 11.8% Colder Adjusted Diluted EPS1 – Comparison with Q2 FY20

9 9 Financial Results - AmeriGas (Millions of dollars) Q2 FY20 Q2 FY21 Earnings Before Interest Expense & Income Taxes $206 Total Margin 32 Operating and Administrative Expenses (2) Depreciation and Amortization 1 Other Income and Expense, net 2 Earnings Before Interest Expense & Income Taxes $239 Item Primary Drivers Total Volume ↑ Colder than prior-year weather led to higher retail volume, including an increase in National Accounts volume of 15%. Cylinder Exchange volumes increased 5% and largely offset the impact of COVID-19 on commercial and motor fuel volumes, and other residual volume loss Total Margin ↑ Total margin reflects higher retail propane volumes and higher average retail unit margins, partially offset by lower non-propane margin attributable to fees and services Weather versus normal 8.4% colder than prior year Warmer (2.2%) Q2 FY20 Q2 FY21 (10.7%)

10 10 Item Primary Drivers Total Margin ↑ Increases in bulk volume attributable to heating-related bulk sales due to colder than prior- year weather, higher cylinder volumes, higher average LPG unit margins attributable to margin management efforts, and the translation effects of the stronger euro Operating and Admin Expenses ↑ Translation effects of the stronger euro, higher maintenance and distribution costs related to the increased volumes, partially offset by lower employee costs and uncollectible accounts expense Realized FX Gains ↓ Lower realized gains on foreign currency derivative instruments Financial Results – UGI International (Millions of dollars) Q2 FY20 Q2 FY21 Earnings Before Interest Expense & Income Taxes $126 Total Margin 48 Operating and Administrative Expenses (17) Depreciation and Amortization (3) Realized FX Gains (7) Other Income and Expense, net 2 Earnings Before Interest Expense & Income Taxes $149 Weather versus normal 11.8% colder than prior year (14.7%) Warmer (3.4%) Q2 FY20 Q2 FY21 (14.7%)

11 11 Item Primary Drivers Total Margin ↑ Higher margin from natural gas and renewable energy marketing activities, improved capacity management margin, and higher margin from natural gas gathering activities, partially offset by the absence of margins attributable to HVAC and Conemaugh Operating and Admin Expenses ↓ Absence of the divested assets partially offset by increases related to acquisitions and new assets placed into service Other Income and Expense, net ↓ Adjustment to the contingent consideration related to the GHI acquisition, partially offset by incremental equity earnings related to the investment in Pine Run Midstream Financial Results – Midstream & Marketing (Millions of dollars) Q2 FY20 Q2 FY21 Earnings Before Interest Expense & Income Taxes $79 Total Margin 18 Operating and Administrative Expenses 6 Other Income and Expense, net (3) Earnings Before Interest Expense & Income Taxes $100 Weather versus normal 11.7% colder than prior year Warmer (5.8%) Q2 FY20 Q2 FY21 (15.7%)

12 12 Item Primary Drivers Core Market Volume ↑ 15% higher core market throughput due to colder weather and customer growth Total Margin ↑ Higher core market throughput, higher large firm delivery service total margin, and increase in gas base rates effective January 1, 2021 Depreciation ↑ Continued distribution system and IT capital expenditure activity Financial Results – Utilities (Millions of dollars) Q2 FY20 Q2 FY21 Earnings Before Interest Expense & Income Taxes $116 Total Margin 31 Operating and Administrative Expenses (1) Depreciation (3) Other Income and Expense, net (1) Earnings Before Interest Expense & Income Taxes $142 Weather versus normal 13.3% colder than prior year Warmer (8.1%) Q2 FY20 Q2 FY21 (18.9%)

Increase in Fiscal Year 2021 Guidance

UGI CORPORATION

As a result of the strong performance in the first half of the fiscal year despite warmer than normal weather, we increased our FY21 adjusted EPS guidance to a range of $2.90 - $3.00[1] per share, inclusive of the negative impact from COVID-19 and positive tax benefits.

Original FY21 Adjusted EPS Guidance (November 18, 2020)	Updated FY21 Adjusted EPS Guidance (May 5, 2021)
$2.65 - $2.95	**$2.90 - $3.00[1]**
• COVID-19 headwind of 10 cents • Minimal impact from new tax legislation	• Warmer than normal weather • COVID-19 headwind in line with previous guidance • Non-recurring tax benefits of ~12 cents related to the CARES Act and strategic tax planning

1. Because we are unable to predict certain potentially material items affecting diluted earnings per share on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile fiscal year 2021 adjusted diluted earnings per share, a non-GAAP measure, to diluted earnings per share, the most directly comparable GAAP measure, in reliance on the "unreasonable efforts" exception set forth in SEC rules.

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14 14 Natural Gas Business Robert F. Beard Executive Vice President Natural Gas, UGI

15 15 Natural Gas Business Update • In Q2 FY21, UGI Energy Services, through a joint venture, acquired a 49% equity interest in Pine Run Midstream for $56M  Added 43-miles of dry gas gathering pipeline and compression assets to UGI’s portfolio of midstream assets in the Appalachian basin • Added 3,800+ heating customers at UGI Utilities in Q2 FY21 • Triggered DSIC rider to add $4M in margin in FY21 • Plan to invest $400M+ at Utilities; on track for another record year of capital expenditure • On February 8th, the UGI Utilities' Electric Division filed an overall annual rate increase of ~$9M with the Pennsylvania Public Utility Commission • Mountaineer acquisition on track; expected to close in the second half of calendar year 2021 • On May 4th, UGI Energy Services, through a joint venture, entered into definitive agreements to develop dairy farm digester projects to produce RNG in upstate New York  GHI will be the exclusive off-taker and marketer of RNG for Cayuga RNG

16 16 Global LPG Business Roger Perreault Executive Vice President Global LPG, UGI President and CEO, UGI Corporation (effective June 26, 2021)

17 17 Global LPG Business Update • LPG Business Transformation Initiatives remain on track to realize annual benefits by the end of FY22  Centralized customer engagement services center, enhanced customer management tools and a new routing and logistics tool  Two centers of excellence now fully in place and delivering value  Operational Excellence: Sharing and implementing best practices between various operating LPG entities, including AmeriGas  Commercial Excellence: Focus includes renewable solutions development • Continued National Accounts and Cylinder Exchange growth  Cynch rolled out in 21 cities; on track to reach 40 cities by FY22  15% increase in National Accounts volume over the prior year  5% increase in Cylinder Exchange volume over the prior year

18 18 • Invest up to $1B in renewable energy solutions over the next 5 years: • Renewable Natural Gas (“RNG”) • Bio-Gas (BioLPG, rDME etc.) • Hydrogen Strategy and Long-term Commitments Remain Unchanged Our Long Term Commitments • 6-10% EPS Growth 7.7% EPS 10-year CAGR1 • 4% Dividend Growth 7.0% Dividend 10-year CAGR2 ONE 1. 10-year CAGR assumes midpoint of updated 2021 guidance. 2. 6.9% CAGR previously disclosed represented the aggregate of actual dividends paid during FY2020 ($1.31). The 7.0% CAGR mentioned above uses FY 2020 dividend of $1.32, which reflects an annualized figure based on the last dividend issued in FY 2020. Renewable Energy Solutions ESGPortfolio Rebalancing • Rebalance UGI’s business mix through: • Investment in capital projects • Renewables investments • Acquisitions • Advance environmental, social and governance goals: • Provide safe, reliable, affordable, and sustainable energy solutions • Cultivate a culture of Belonging, Inclusion, Diversity & Equity (BIDE) Embedded in a strong culture of innovation, UGI continues to be driven by its core values

19 19 Conclusion and Q&A John L. Walsh President and CEO, UGI

20 20 Appendix

21 21 UGI Supplemental Footnotes • Management uses “adjusted net income attributable to UGI Corporation”, “free cash flow” and “adjusted diluted earnings per share,” all three of which are non-GAAP financial measures, when evaluating UGI’s overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions and other significant discrete items that can affect the comparison of period-over-period results. • Management does not designate its commodity and certain foreign currency derivative instruments as hedges under GAAP. Volatility in net income attributable to UGI Corporation as determined in accordance with GAAP can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions. These gains and losses result principally from recording changes in unrealized gains and losses on unsettled commodity and certain foreign currency derivative instruments and, to a much lesser extent, certain realized gains and losses on settled commodity derivative instruments that are not associated with current-period transactions. However, because these derivative instruments economically hedge anticipated future purchases or sales of energy commodities, or in the case of certain foreign currency derivatives reduce volatility in anticipated future earnings associated with our foreign operations, we expect that such gains or losses will be largely offset by gains or losses on anticipated future energy commodity transactions or mitigate volatility in anticipated future earnings. • Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. • The table on slide 22 reconciles net income attributable to UGI Corporation, the most directly comparable GAAP measure, to adjusted net income attributable to UGI Corporation, and the table on slide 6 reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above. Slide 23 reconciles the free cash flow to the Net cash provided by operating activities.

22 22 UGI Adjusted Net Income (Dollars in millions) Q2 FY21 Q2 FY20 AmeriGas Propane $150 $122 UGI International 99 75 Midstream & Marketing 64 50 UGI Utilities 99 82 Corporate & Other (a) 77 (103) Net income attributable to UGI Corporation 489 226 Net (gains) losses on commodity derivative instruments not associated with current-period transactions (net of tax of $22 and $(41), respectively) (52) 89 Unrealized gains on foreign currency derivative instruments (net of tax of $4 and $1, respectively) (11) (1) Acquisition expenses associated with the pending Mountaineer Acquisition (net of tax of $0 and $0, respectively) 1 - Business transformation expenses (net of tax of $(5) and $(5), respectively) 14 14 Impact of change in Italian tax law (23) - Total adjustments (a) (b) (71) 102 Adjusted net income attributable to UGI Corporation $418 $328 (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

23 23 Free Cash Flow Six Months Ended March 31, (Dollars in millions) 2021 2020 Net cash provided by operating activities $646 $562 (-) Expenditures for property, plant and equipment (304) (342) (-) Dividends on UGI Common Stock (138) (136) Free Cash Flow $204 $84

24 24 Investor Relations: Tameka Morris 610-456-6297 morrista@ugicorp.com Arnab Mukherjee 610-768-7498 mukherjeea@ugicorp.com